BancorpSouth, Inc. Financial Information As of March 31, 2012 Exhibit 99.2

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of
1934, as amended.  These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about long-term prospects for shareholder value, the impact of the prevailing economy, the use of non-GAAP financial measures, disposition of
ORE, internal initiatives, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act,  and supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the
Company ’ s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the
Securities and Exchange Commission.  Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States ("GAAP”). Management uses these "non-GAAP" financial measures in its analysis of the Company's capital and performance. Management believes that the ratio of tangible common equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company’s capital levels.
You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Information provided in the Appendix of this presentation reconciles these non-GAAP measures with comparable measures calculated in accordance with GAAP.
Non-GAAP Financial Disclaimer

Financial Highlights
At and for the three months ended March 31, 2012
Net income of $22.9 million, or $0.25 per diluted share
Continued improvement in many credit quality indicators including the provision for credit losses, total NPLs and NPAs, net charge-offs, and near-term past dues
Net interest margin remained relatively stable at 3.66%
Mortgage production increased to $395 million, and mortgage lending contributed $15.1 million of non-interest revenue including a positive
MSR valuation adjustment of $3.7 million
Capital levels improved:
3/31/12 12/31/11 3/31/11
Equity/Assets 10.46% 9.72% 8.94%
TIER I Leverage Capital 9.85% 8.85% 8.01%
Total Capital 14.39%    13.03% 11.92%

Provision for credit losses declined $9.3 million, or 48.1%, from the previous quarter
NPLs decreased $37.0 million, or 11.5%, and NPAs declined $43.0 million, or 8.7%, from the previous quarter
Nonaccrual loan formation remained relatively flat at $40.4 million, compared to $39.5 million for the fourth quarter of 2011
54% of non-accrual loans were paying as agreed
Loans 30-89 days past due, still accruing, declined from $37.5 million as of
12/31/11 to $29.0 million as of 3/31/12
OREO decreased $6.0 million, or 3.5%, from the previous quarter
Credit Quality Highlights
At and for the three months ended March 31, 2012
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly

Recent Operating Results
Dollars in millions, except per share data
NM – Not meaningful
3/31/12 12/31/11 3/31/11
Net interest revenue $105.6 $107.5 $109.4 (3.5) %
Provision for credit losses 10.0 19.3 53.5 (81.3)
Noninterest revenue 72.4 65.3 68.3 5.9
Noninterest expense 135.7 135.9 130.0 4.4
Income (loss) before income taxes 32.3 17.7 (5.7) NM
Income tax provision (benefit) 9.4 4.4 (5.2) NM
Net income (loss) $22.9 $13.3 ($0.5) NM
Net income (loss) per share:  diluted $0.25 $0.16 ($0.01) NM
      Three Months Ended
Q1'12 vs.
Q1'11

Noninterest Revenue
Dollars in thousands
NM – Not meaningful

Q1 '12 vs.
3/31/12 12/31/11 3/31/11 Q1 '11
Mortgage origination and servicing 11,445 $ 9,919 $   5,041 $   127.0
%
MSR valuation adjustment 3,697 (991) 2,540 45.6
Credit card, debit card and merchant fees 7,523 7,783 10,346 (27.3)
Service charges 15,116 17,412 15,368 (1.6)
Trust income 2,282 3,348 3,134 (27.2)
Security gains, net 74 18 17            NM
Insurance commissions 23,153 19,416 22,549 2.7
Other 9,070 8,430 9,316 (2.6)
        Total noninterest revenue 72,360 $ 65,335 $ 68,311 $ 5.9
%
Three Months Ended

NPLs
Dollars in millions
Net loans and leases as of March 31, 2012

NPLs as a Percent
Outstanding    NPLs of Outstanding
Commercial and industrial $1,441.7 $12.5 0.9%
Real estate:
Consumer mortgages 1,938.0 52.2 2.7
Home equity 501.3 2.7 0.5
Agricultural 256.7 4.3 1.7
Commercial and industrial-owner occupied 1,287.5 37.1 2.9
Construction, acquisition and development 858.1 121.4 14.1
Commercial 1,742.0 46.8 2.7
Credit cards 100.5 3.1 3.0
All other 612.0 5.2 0.9
Total loans $8,737.9 $285.2 3.3%

Real Estate Construction, Acquisition and Development
Dollars in millions
Net loans and leases as of March 31, 2012

$0
$100
$200
$300
$400
$500
Multi -Family
Construction
1-4 Family
Construction
Recreation & All
Other Loans
Commercial
Construction
Commercial A & D Residential A & D
NPLs
NPLs as a Percent of
Outstanding
Multi-Family Construction 4.7 $         - $
1-4 Family Construction 159.3 12.8
Recreation and All Other Loans 63.4 1.2
Commercial Construction 122.2 4.7
Commercial Acquisition and Development 191.8 26.4
Residential Acquisition and Development 316.8 76.3
Real Estate Construction, Acquisition
and Development
858.1 $     121.4 $
Outstanding
13.8
24.1
14.1%
0.0%
8.0
1.9
3.8

48% Total Decline

BancorpSouth

Right Where You Are

Residential Acquisition and Development 10 Dollars in millions $606 $456 $420 $393 $377 $342 $317 $200 $300 $400 $500 $600 $700 12/31/09 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12

Newly Identified Non-Accrual Loans
Dollars in millions
Newly identified non-accrual loans based on the quarters ended for the dates shown

$136
$166
$131
$111
$50
$61
$39
$40
$131
$74
$60
$52
$48
$54
$38
$29
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
Newly Identified Non-Accrual Loans Loans 30-89 Days Past Due, Still Accruing

Non-Accrual Loans
Dollars in millions
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly
54% of non-accrual loans were paying as agreed as of March 31, 2012

$0
$100
$200
$300
$400
3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns

Dollars in millions
Net charge-offs based on the quarters ended for the dates shown
Net Charge-offs are Improving
% Avg. Loans

$52
$33
$23
$24
$23
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
Net Charge-Offs Net Charge-offs / Average loans

Internal Initiatives
Integration of specialty lending lines of business into the general banking organization structure
Corporate Banking
Small Business Lending
Equipment Leasing
Home Equity Lines of Credit
Geographic reorganization from 10 regions to 4 regions
Northeast – Central and North MS, Tennessee
Southeast – Mid and South MS, Alabama, Florida
Northwest – Arkansas, Missouri
Southwest – Texas, Louisiana

St. Louis
MISSOURI
Springfield
Fayetteville
Jonesboro
Fort Smith
Little Rock
ARKANSAS
Nashville
TENNESSEE
Jackson
Memphis
Tupelo
Huntsville
MISSISSIPPI
Starkville
Birmingham
ALABAMA
Texarkana
Longview
Tyler
Shreveport
Jackson
LOUISIANA
Alexandria
Hattiesburg
Mobile
Destin
FLORIDA
TEXAS
Baton Rouge

ALABAMA - FLORIDA
ARKANSAS
MISSISSIPPI
- TUPELO
- CENTRAL
- MID
- SOUTH

MISSOURI
NE TENNESSEE
SW TN - NW MS
TEXAS - LOUISIANA

BancorpSouth®
Right Where You Are

15 Previous Regional Structure

MISSOURI
ARKANSAS
TENNESSEE
MISSISSIPPI
ALABAMA
TEXAS
LOUISIANA
FLORIDA

Northeast Region
Central and North Mississippi, Tennessee

Southeast Region
Mid and South Mississippi, Alabama, Florida

Northwest Region
Arkansas, Missouri

Southwest Region
Texas, Louisiana

BancorpSouth®
Right Where You Are

New Regional Structure 16

Appendix

Non-GAAP Financial Reconciliation
Tangible Common Equity / Tangible Assets (TCE/TA) As of As of As of
3/31/2012 12/31/2011 3/31/2011
(Dollars In Thousands)
Common Equity --> A $1,392,199 $1,262,912 $1,211,061
Assets --> B 13,307,572 12,995,851 13,547,238
Intangibles --> C 287,147 287,910 290,141
Tangible Common Equity --> D=A-C 1,105,052 975,002 920,920
Tangible Assets --> E=B-C 13,020,425 12,707,941 13,257,097
TCE/TA --> D/E 8.49% 7.67% 6.95%